UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2007



                                 BTHC VIII, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

       Delaware                     000-52232                  20-5463509
--------------------------------------------------------------------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer ID No.)

                               12890 Hilltop Road
                               Argyle, Texas 76226
                               -------------------
                    (Address of Principal Executive Offices)

                                 (972) 233-00300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2007, BTHC VIII, Inc. (the "Company") amended its Certificate of Incorporation through the filing of a Certificate of Amendment of Certificate of Incorporation with the State of Delaware for the purpose of effecting a 1-for-1.6 reverse split of its common stock, par value $.001 ("Common Stock"). The action was approved on September 12, 2007 by written consent of stockholders holding a majority of the Company's outstanding Common Stock in lieu of a special meeting. As a result of the reverse split, the Company now has 312,730 shares of Common Stock outstanding, with said securities being eligible for quotation on the OTC BB under the symbol BVNC.OB.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 3.1- Certificate of Amendment of Certificate of Incorporation of BTHC VIII, INC., dated October 11, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BTHC VIII, INC.


                                          By:   /s/ Timothy P. Halter
                                                --------------------------------
                                                Name: Timothy P. Halter
                                                Title:   President and
Dated: October 16, 2007                                  Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibit
-----------         ----------------------

   3.1 Certificate of Amendment to Certificate of Incorporation of BTHC VIII, INC., dated October 11, 2007.